                                      Exhibit A

     Each of the undersigned hereby agrees that Amendment No. 1 to the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Netopia, Inc. has been filed on behalf of the undersigned.

Signature:


     Dated February 12, 1998


                              Oak Investment Partners V,
                              Limited Partnership

                              By:  Oak Associates V, LLC,
                                   As General Partner



                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------------------
                                   Managing Member

                              Oak Associates V, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------------------
                                   Managing Member




                              Oak V Affiliates Fund, Limited
                              Partnership


                              By:  Oak V Affiliates, As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------------------
                                   General Partner


                              Oak V Affiliates



                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------------------

                                   General Partner



                              OAK MANAGEMENT CORPORATION



                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------------------
                                   Name:     Edward F. Glassmeyer
                                   Title:    President


                                   /s/ Bandel L. Carano
                                   ------------------------------------------
                                   Bandel L. Carano




                                   /s/ Fredric W. Harman
                                   ------------------------------------------
                                   Fredric W. Harman



                                   /s/ Gerald R. Gallagher
                                   ------------------------------------------
                                   Gerald R. Gallagher



                                   /s/ Edward F. Glassmeyer
                                   ------------------------------------------
                                   Edward F. Glassmeyer




                                   /s/ Ann H. Lamont
                                   ------------------------------------------
                                   Ann H. Lamont



                                   /s/ Eileen M. More
                                   ------------------------------------------
                                   Eileen M. More